SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                           COLONIAL BANKSHARES, INC.
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                       0-51385               90-0183739
  ---------------------------        ---------------------  -----------------
(State or Other Jurisdiction)        (Commission File No.)  (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                        08302
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 1.01.  Entry Into a Material Definitive Agreement
            ------------------------------------------

     On March 16, 2006, the Board of Directors of Colonial Bank, FSB (the "Bank"), the wholly-owned subsidiary of Colonial Bankshares, Inc., determined to increase directors' fees by 5% for regularly scheduled meetings, $100 for audit committee meetings and compensation committee meetings and $50 for all other committee meetings. This increase is retroactive to January 1, 2006.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

         None.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLONIAL BANKSHARES, INC.



DATE: March 22, 2006                By:   \s\ Edward J. Geletka
                                          -------------------------------------
                                          Edward J. Geletka
                                          President and Chief Executive Officer